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                                                                     EXHIBIT 1.2


                              ENSERCH CORPORATION


                        PREFERRED STOCK AND COMMON STOCK


                             UNDERWRITING AGREEMENT
                             ----------------------


                                                            ______________, 199_

Gentlemen:

     ENSERCH Corporation, a Texas corporation ("Company"), confirms its agreement with the several Underwriters listed in Schedule A hereto ("Underwriters", which term may refer to a single Underwriter if only one is listed in Schedule A) as follows:

     1. DESCRIPTION OF SECURITIES. The Company proposes to issue and sell to the several Underwriters shares of its equity securities of the type, in the quantities and with the terms set forth or referred to on Schedule B (the "Firm Shares"). The Firm Shares may consist of shares of the Company's Common Stock ("Firm Common Shares"), $4.45 par value (the "Common Stock"), and/or shares of its preferred stock ("Firm Preferred Shares") of one or more series (the "Preferred Stock"). The Company proposes to issue and sell to the Underwriters, at the option of the Underwriters, an additional number of shares of Common Stock and/or Preferred Stock specified in Schedule B ("Optional Common Shares" and "Optional Preferred Shares", respectively, and collectively, the "Optional Shares") as provided in Section 3 hereof. Firm Common Shares and Optional Common Shares are collectively called "Common Shares", Firm Preferred Shares and Optional Preferred Shares are collectively called "Preferred Shares", and Firm Shares and Optional Shares are collectively called the "Shares".

     If Schedule B so provides, Preferred Shares may be deposited by the Company against delivery of receipts (the "Depositary Receipts") to be issued by the depositary (the "Depositary") named in the deposit agreement specified in Schedule B (the "Deposit Agreement"), between the Company, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder evidencing such Preferred Shares (the "Depositary Shares"). Each Depositary Share will represent the number of or fraction of the number of deposited Preferred Shares specified in Schedule B. If no Preferred Shares are represented by Depositary Receipts, then all references herein to Depositary Receipts and Depositary Shares of any kind and any agreements, instruments or persons related thereto shall be disregarded and all
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representations, conditions, opinions and other documents relating to the foregoing shall not apply to this Agreement.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter that:

          (a) A registration statement on Form S-3 (with the file number set forth in Schedule B hereto) including a prospectus, with respect to securities of the Company, including the Shares, and of a special purpose subsidiary of the Company, has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended ("Act") and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission ("Commission") thereunder and filed with the Commission and has become effective. Such registration statement and prospectus may have been amended or supplemented prior to the date of this Agreement; any such amendment or supplement was so prepared and filed, and any such amendment filed after the effective date of such registration statement has become effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement ("Prospectus Supplement") setting forth the terms of the Shares and of their sale and distribution has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations). Copies of such registration statement and prospectus, any such amendment or supplement and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the registration statement and of each amendment thereto for each of you and for counsel for the Underwriters) have been delivered to you. Such registration statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement", and the final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus". Each form of Prospectus, or Prospectus and Prospectus Supplement, if any, heretofore made available for use in offering the Shares is referred to herein as a "Preliminary Prospectus". Any reference herein to the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any

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     document with the Commission deemed to be incorporated by reference therein.

          (b) Each part of the registration statement, when such part became or becomes effective, each Preliminary Prospectus (if any) on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Closing Date (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Act and the Rules and Regulations; each part of the registration statement, when such part became or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus (if any), on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the statements made in such documents in response to Rule 4-10 of Regulation S-X and the statements made in such documents within the coverage of Rule 175(b) of the General Rules and Regulations under the Act were made by the Company with a reasonable basis and in good faith; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

          (c) The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Securities Exchange Act of 1934, as amended ("Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

          (d) The financial statements of the Company and its subsidiaries set forth in the Registration Statement and Prospectus fairly present the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations and cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein).

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          (e)  The Company and each United States subsidiary and each material non-United States subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its subsidiaries; and all of the outstanding shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Registration Statement) are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim.

          (f) The Company's authorized capitalization is as set forth in the Prospectus and all outstanding shares of Common Stock of the Company and any Common Shares to be issued and sold by the Company hereunder have been duly authorized and are, or when issued as contemplated hereby will be, validly issued, fully paid and non-assessable and conform, or when so issued will conform, to the description thereof in the Prospectus, and the shareholders of the Company have no preemptive rights with respect to such Common Shares.

          (g) Any Preferred Shares to be issued and sold by the Company hereunder have been duly authorized, and, when a Statement of Resolution fixing and determining the terms and conditions thereof is duly executed and filed with the office of the Secretary of State of the State of Texas and such Preferred Shares are duly executed, countersigned, issued and delivered and paid for pursuant to this Agreement, such Preferred Shares will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Prospectus, and the shareholders of the Company have no preemptive rights with respect to such Preferred Shares; and, as to any Preferred Shares which are convertible into Common Stock, ("Convertible Preferred Shares"), such Convertible Preferred Shares, when issued as contemplated hereby, will be convertible into Common Stock in accordance with their terms, the shares of Common Stock initially issuable upon conversion of any Convertible Preferred Shares will have been duly authorized and reserved for issuance upon such conversion, and, when so issued, will be validly issued, fully paid and non-assessable.

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          (h) When Depositary Receipts evidencing any Depositary Shares are issued and delivered against deposit of Preferred Shares and against payment for the Depositary Shares pursuant to this Agreement and the Deposit Agreement, the Depositary Receipts will be legally issued and will entitle the holders thereof to the rights specified in the Depositary Receipts and the Deposit Agreement.

          (i) The Deposit Agreement has been duly authorized and, when executed and delivered by a duly authorized officer of the Company, will have been duly executed and delivered and will constitute the valid and legally binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (j) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries, and there has not been any material change, on a consolidated basis, in the capital stock (other than from stock issued under employee benefit and stock option plans) or long-term debt (other than from currency fluctuations and normal repurchases of long-term debt for sinking fund purposes and scheduled repayments) of the Company and its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth (other than any decrease in net worth as a result of the declaration by the Company of regular quarterly dividends on its preferred stock and Common Stock) or results of operations of the Company and its subsidiaries considered as a whole.

          (k) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened any action, suit or proceeding to which the Company or any of its subsidiaries is a party, before or by any court or governmental agency or body, other than litigation incident to the kind of business conducted by the Company, that might result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries considered as a whole, or might materially and adversely affect the properties or assets thereof.

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          (l) There are no contracts or documents of the Company or any of its subsidiaries that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so filed.

          (m) The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Restated Articles of Incorporation, as amended, or By-laws of the Company, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Shares by the Company, except such as may be required under the Act or state securities laws and such as have been, or will have been prior to the First Closing Date, made with the Secretary of State of the State of Texas; and the Company has full power and authority to authorize, issue and sell the Shares as contemplated by this Agreement.

          (n) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property described in the Registration Statement and Prospectus as being owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement and Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; the real properties referred to in the Registration Statement and Prospectus as held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company and its subsidiaries; the pipeline easements enjoyed by the Company and its subsidiaries are valid, subsisting and enforceable easements with such exceptions as are not material and do not interfere with the conduct of the business of the Company and its subsidiaries; the gas purchase contracts referred to in the Registration Statement and the Prospectus are valid contracts in accordance with their terms; the leases, operating agreements and other interests in gas acreage referred to in the Registration Statement and Prospectus as held by the Company and its

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     subsidiaries entitle them to the rights therein purported to be granted, subject to the jurisdiction of regulatory agencies to establish allowable levels of production; the Company and its subsidiaries possess all licenses, franchises, permits, authorizations, approvals, consents and orders of all governmental authorities or agencies (including, without limitation, all certificates of public convenience and necessity issued by the Federal Energy Regulatory Commission) necessary for the ownership or lease of the properties owned or leased or proposed to be owned or leased by them and for the operation of the business carried on or proposed to be carried on by them as described in the Registration Statement and Prospectus; all such licenses, franchises, permits, orders, authorizations, approvals and consents are in full force and effect and contain no unduly burdensome provisions and, except as otherwise set forth in the Registration Statement and Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof.

          3. PURCHASE, SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule B hereto, the respective number of Firm Common Shares and/or Firm Preferred Shares set forth opposite the name of such Underwriter in Schedule A hereto.

          If provided for in Schedule B, the Underwriters have the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Common Shares and/or Optional Preferred Shares set forth in Schedule B, at the terms set forth in the first paragraph of this Section 3, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice to the Company, given within a period specified in Schedule B, setting forth the aggregate number of Optional Common Shares and/or Optional Preferred Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Closing Date (as defined in this Section 3) or, unless you and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in Schedule B.

          The number of Optional Common Shares to be added to the number of the Firm Common Shares to be purchased by each Underwriter as set forth in Schedule A shall be, in each case, the number of Optional Common Shares which the Company has been advised by you have been attributed to such Underwriter, provided that, if

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the Company has not been so advised, the number of Optional Common Shares to be so added shall be, in each case, that proportion of Optional Common Shares which the number of Firm Common Shares to be purchased by such Underwriter bears to the aggregate number of Firm Common Shares (rounded as you may determine to the nearest share). The total number of Common Shares to be purchased by all the Underwriters shall be the aggregate number of Firm Common Shares set forth in Schedule A plus the aggregate number of the Optional Common Shares which the Underwriters elect to purchase.

          The number of Optional Preferred Shares to be added to the number of the Firm Preferred Shares to be purchased by each Underwriter as set forth in Schedule A shall be, in each case, the number of Optional Preferred Shares which the Company has been advised by you have been attributed to such Underwriter, provided that, if the Company has not been so advised, the number of Optional Preferred Shares to be so added shall be, in each case, that proportion of Optional Preferred Shares which the number of Firm Preferred Shares to be purchased by such Underwriter bears to the aggregate number of Firm Preferred Shares (rounded as you may determine to the nearest share). The total number of Preferred Shares to be purchased by all the Underwriters shall be the aggregate number of Firm Preferred Shares set forth in Schedule A plus the aggregate number of the Optional Preferred Shares which the Underwriters elect to purchase.

          Certificates for the Firm Shares and Optional Shares to be purchased by each Underwriter, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as you may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to you or the Depositary, as the case may be, for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company or, if so requested by the Company, by wire transfer to a bank account designated by the Company in the funds specified in Schedule B (it being understood that any Preferred Shares to be issued in connection with any Depositary Shares shall be transferred and delivered by or on behalf of the Company to the Depositary for deposit pursuant to the Deposit Agreement against issuance to you for the account of the Underwriters of one or more Depositary Receipts evidencing the Depositary Shares to be purchased by each Underwriter hereunder). The place, time and date of delivery of and payment for Firm Shares and Optional Shares shall be as specified in Schedule B or at such other place, time and date as you and the Company may agree upon in writing. Such time and date for delivery of Firm Shares is herein called the "First Closing Date", such time and date for delivery of Optional Shares, if not the First Closing Date, is herein called the "Second Closing Date", and each such time and date is herein called the "Closing Date".

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          Depositary Receipts evidencing any Depositary Shares to be purchased hereunder, in definitive form to the extent practicable and registered in such names as provided above, shall be made available for checking and packaging at least 48 hours prior to the respective Closing Date at the offices of the Depositary. Such Depositary Receipts shall be available for release at the respective Closing Date at such office.

          It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for Shares to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

          The Company will pay to you, at each Closing Date, for the account of each Underwriter any commission or other compensation with respect to the Shares purchased on such Closing Date that is specified in Schedule B hereto. Unless otherwise specified in Schedule B, such payment will be made by certified or official bank check or checks in New York Clearing House (next day) funds.

          4. COVENANTS. The Company covenants and agrees with each Underwriter that:

          (a) The Company will cause the Prospectus Supplement to be filed as required by Section 2(a) hereof (but only if you have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify you promptly of such filing. During the period in which a prospectus relating to the Shares is required to be delivered under the Act, the Company will notify you promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; it will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with the distribution of the Shares by the Underwriters; it will file no amendment or supplement to the Registration Statement or Prospectus (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing; and it will furnish to you at or prior to the filing thereof a copy

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     of any such prospectus supplement or any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus.

          (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

          (c) Within the time during which a prospectus relating to the Shares is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify you and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

          (d) The Company will use its best efforts to qualify the Shares for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Shares, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction. The Company will also arrange for the determination of the eligibility for investment of the Shares under the laws of such jurisdictions as you reasonably request.

          (e) The Company will furnish to the Underwriters copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during the period in which a prospectus relating to the Shares is required to be delivered under the Act (including all

                                       10
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     documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as you may from time to time reasonably request.

          (f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act that shall satisfy the provisions of Section 11(a) of the Act or Rule 158 thereunder.

          (g) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, will pay
     (i) the expenses of printing all documents relating to the offering including, without limitation, any cost of preparing certificates representing the Preferred Stock, Depositary Receipts evidencing Depositary Shares and/or Common Stock, (ii) the costs and expenses of the deposit of Preferred Stock under any Deposit Agreement in exchange for Depositary Receipts issued thereunder, including the charges of the Depositary in connection therewith, (iii) to the extent set forth in any Deposit Agreement, the fees of the Depositary and any agent appointed under the Deposit Agreement, and (iv) the cost and charges of any transfer agent or registrar or dividend disbursing agent, and will reimburse the Underwriters for any expenses (including fees and disbursements of counsel) incurred by them in connection with the matters referred to in Section 4(d) hereof and the preparation of memoranda relating thereto, for any filing fee of the National Association of Securities Dealers, Inc. relating to the Shares for any fees charged by investment rating agencies for rating Preferred Stock or Depositary Shares. If the sale of Shares to be purchased by the several Underwriters as provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Shares or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

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          (h) The Company will apply the net proceeds from the sale of the
     Shares as set forth in the Prospectus.

          (i) The Company will not, directly or indirectly, offer or sell, or determine to offer or sell, any Common Stock other than Common Stock issued under employee benefit and stock option plans or any equity securities that are substantially similar to any Preferred Shares to be issued and sold by the Company hereunder (except under prior contractual commitments) during the period ending on the earlier of the last Closing Date or 10 business days after the date of this Agreement without your prior written consent.

          5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for Firm Shares on the First Closing Date and the Optional Shares on the Second Closing Date as provided herein shall be subject to the accuracy, as of the date hereof and such Closing Date (as if made at such Closing Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

          (b) No Underwriter shall have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in your opinion is material, or omits to state a fact that in your opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, on a consolidated basis, in the capital stock (other than from stock issued under employee benefit and stock option plans) or long-term debt (other than from currency fluctuations and normal repurchases of long-term debt for sinking fund purposes and scheduled repayments) of the Company and its subsidiaries, or any adverse change, or any development involving a prospective adverse change, in the condition (financial or other), business, prospects, net worth (other than any decrease in net worth as a result of the declaration by the Company of regular quarterly dividends on its preferred stock and Common Stock) or results of operations of the Company and its subsidiaries, or any change in the rating assigned to any securities of the Company, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Shares to be purchased on such Closing Date on the terms and in the manner contemplated in the Prospectus.

          (d) You shall have received the opinion of William T. Satterwhite, Esq., counsel for the Company, dated such Closing Date, to the effect that:

               (i) Each of the Company, its United States subsidiaries and all material non-United states subsidiaries have been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its subsidiaries; and all of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and (except as otherwise stated in the Registration Statement) are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim;

               (ii) The Company's authorized capitalization is as set forth in the Prospectus and all outstanding shares of Common Stock of the Company and any Common Shares to be delivered on such Closing Date have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof in the Prospectus, and the shareholders of the Company have no preemptive rights with respect to such Common Shares;

               (iii) Any Preferred Shares to be purchased by the Underwriter hereunder have been duly authorized; any Preferred Shares purchased by the Underwriters on such Closing Date have been validly issued and are fully paid and non-assessable and conform to the description thereof in the Prospectus; as to any Convertible Preferred Shares purchased by the Underwriters such Convertible Preferred Shares are convertible into Common Stock in accordance with their terms, the shares of Common Stock initially issuable upon conversion of any Convertible Preferred Shares have been duly authorized and reserved for issuance upon such conversion, and, when so issued, will be validly issued, fully paid and non-assessable; and the shareholders of the Company have no preemptive rights with respect to any Preferred Shares to be purchased by the Underwriters hereunder;

               (iv) When Depositary Receipts evidencing Depositary Shares are issued and delivered against deposit of Preferred Shares and against payment for the Depositary Shares pursuant to this Agreement and the Deposit Agreement, the Depositary Receipts will be legally issued and will entitle the holders thereof to the rights specified in the Depositary Receipts and the Deposit Agreement;

               (v) The Depositary Agreement has been duly authorized, executed and delivered and constitutes, the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (vi) The Registration Statement has become effective under the Act; the Prospectus Supplement has been filed as required by Section 2(a) hereof; and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

               (vii) Each part of the registration statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at such Closing Date, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel has no reason to believe that either any part of the registration statement, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission or at such Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the documents incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no opinion as to the financial statements or other financial data and the description of the reports of DeGolyer and MacNaughton, included in any of the documents mentioned in this clause;

               (viii) The description in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; the pipeline easements enjoyed by the Company and its subsidiaries are valid, subsisting and enforceable easements with such exceptions as are not material and do not interfere with the conduct of the business of the Company and its subsidiaries; the gas purchase contracts referred to in the Registration Statement and the Prospectus are valid contracts in accordance with their terms; the leases, operating agreements and other interests in gas acreage referred to in the Registration Statement and Prospectus as held by the Company and its subsidiaries entitle them to the rights therein purported to be granted, subject to the jurisdiction of regulatory agencies to establish allowable levels of production; the Company and its subsidiaries possess all material licenses, franchises, permits, authorizations, approvals, consents and orders of all governmental authorities or agencies (including, without limitation, all certificates of public" convenience and necessity issued by the Federal Energy Regulatory Commission) necessary for the ownership or lease of the properties owned or leased or proposed to be owned or leased by them and for the operation of the business carried on or proposed to be carried on by them as described in the Registration Statement and Prospectus; all such licenses, franchises, permits, orders, authorizations, approvals and consents are in full force and effect and contain no unduly burdensome provisions and, except as otherwise set forth in the Registration Statement and Prospectus, there are no legal or governmental proceedings pending or threatened that would result in a material modification, suspension or revocation thereof; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

               (ix) This Agreement has been duly authorized, executed and delivered by the Company; the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Restated Articles of Incorporation, as amended, or By-laws of the Company, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Shares by the Company, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the purchase and distribution of the Shares by the Underwriters and, with respect to any Preferred Stock or Depositary Shares, the filing of a Statement of Resolution with the Secretary of State of the State of Texas; and

               (x) The Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (e) You shall have received from Mudge Rose Guthrie Alexander & Ferdon, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Shares being delivered on such Closing Date, the Registration Statement, the Prospectus as amended and supplemented and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they request to enable then to pass upon such matters. In rendering their opinion, such counsel may rely upon the opinion of William T. Satterwhite, Esq., referred to above as to all matters governed by Texas law.

          (f) You shall have received a letter from Deloitte & Touche, dated such Closing Date, to the effect set forth in Exhibit I hereto.

          (g) You shall have received from the Company a certificate, signed by the Chairman, the President or a Vice President, and by the principal financial or accounting officer, of the Company, dated such Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

               (i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened, by the Commission; and

               (iii) Since the date of this Agreement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth and there has been no document required to be filed under the Exchange Act and the rules and regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed.

          (h) The Company shall have furnished to you such further certificates and documents as you shall have reasonably requested.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

          6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Shares (before deducting expenses) received by the Company bear to the total compensation or profit (before deducting expenses) received or realized by the Underwriters from the purchase and resale, or underwriting, of the Shares. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocations (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection
(d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

          7. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Shares.

          8. SUBSTITUTION OF UNDERWRITERS. (a) If any Underwriter or Underwriters shall fail to take up and pay for the number of Shares agreed by such Underwriter or Underwriters to be purchased hereunder on any Closing Date, upon tender of such Shares in accordance with the terms hereof, and the number of Shares not purchased does not aggregate more than 10% of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule A hereto except as may otherwise be determined by you) the Shares to be purchased on such Closing Date that the withdrawing or defaulting Underwriter or Underwriters agreed but failed to purchase.

          (b) If any Underwriter or Underwriters shall fail to take up and pay for the number of Shares agreed by such Underwriter or Underwriters to be purchased hereunder on any Closing Date, upon tender of such Shares in accordance with the terms hereof, and the number of Shares not purchased aggregates more than 10% of the total number of Shares which the Underwriters are obligated to purchase on such Closing Date, and arrangements satisfactory to you and the Company for the purchase of such Shares by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination, the Company shall not be under any liability to any Underwriter in respect of Shares not purchased on such Closing Date or at a prior Closing Date (except to the extent provided in Section 4(g) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof).

          9. TERMINATION. You shall have the right by giving notice as hereinafter specified at any time at or prior to any Closing Date, to terminate this Agreement if (i) the Company shall have failed, refused or been unable, at or prior to each Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal or New York authorities, or (vi) an outbreak or escalation of hostilities in which the United States is involved, any declaration by the United States of a national emergency or war, or any other substantial national or international calamity shall have occurred since the execution of this Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares to be purchased by the Underwriters on such Closing Date. Any such termination shall be without liability of any party to any other party in respect of Shares not purchased on such Closing Date or at a prior Closing Date, except that the provisions of Section 4(g) and Section 6 hereof shall at all times be effective. If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone or telecopy, confirmed by letter.

          10. NOTICES. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered or telecopied and confirmed to you at the address set forth for that purpose in Schedule B hereto, or if sent to the Company, shall be mailed, delivered or telecopied and confirmed to the Company c/o the Treasurer, at ENSERCH Center, 300 South St. Paul Street, Dallas, Texas 75201-5598. Notice to any Underwriter pursuant to
Section 6 hereof shall be mailed, delivered or telecopied and confirmed to such Underwriter's address as it appears in such Underwriter's questionnaire or other notice furnished to the Company in writing for the purpose of communications hereunder. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

          11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the controlling persons, officers and directors referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.

          In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you or by any one of you designated in Schedule B hereto will be binding upon all the Underwriters.

          12. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                _______________

          If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Underwriters may be evidenced by an exchange of telecopy or other written communications.

                                    Very truly yours,

                                    ENSERCH CORPORATION
                                    -------------------



                                    By_____________________________
                                      Name:
                                      Title:



ACCEPTED as of the date first
  above written.


- -----------------------------
- -----------------------------
- -----------------------------


By: _________________________


By __________________________
   Name:
   Title:

                                   SCHEDULE A

                                                         Number of
                                                        Firm Common
                                                        Shares to be
          Underwriter                                    Purchased
          -----------                                   ------------

________________________________ ......................  ----------
________________________________ ......................  ----------
________________________________ ......................  ----------

             Total.....................................  ==========

                                                           Number of
                                                        Firm Preferred
                                                         Shares to be
          Underwriter                                      Purchased
          -----------                                   --------------

________________________________ ......................  ----------
________________________________ ......................  ----------
________________________________ ......................  ----------

             Total.....................................  ==========

                                   SCHEDULE B



Underwriting Agreement dated: __________________________________________________

Registration Statement No. 33-___________________

If Shares of Common Stock are to be issued -

     Number of Firm Common Shares: _____________________________________________

     Maximum Number of Optional Common Shares: _________________________________

     Initial Offering Price to Public: _________________________________________

     Purchase Price by Underwriters: ___________________________________________

If Shares of Preferred Stock are to be issued -

     Board Resolution Fixing the Terms and Conditions of the Preferred Stock dated: _______________

     Title of Preferred Stock: _________________________________________________

     Number of Firm Preferred Shares: __________________________________________

     Maximum Number of Optional Preferred Shares: ______________________________

     If Depositary Shares are to be issued -

          Each Depositary Share will represent one-___ ( ) of a share of Preferred Stock.

          Name of Depositary: __________________________________________________

          Depositary Agreement dated: __________________________________________

     Initial Offering Price to Public: _________________________________________

     Purchase Price by Underwriters: ___________________________________________

     Particular terms of the Preferred Shares -

          Dividend Rate: _______________________________________________________

          Dividend Payment Dates: ______________________________________________

          Dividend Rights: _____________________________________________________

          Voting Rights: _______________________________________________________

          Liquidation Value: ___________________________________________________

          Preemptive Rights: ___________________________________________________

          Redemption Provisions: _______________________________________________

          Sinking Fund Provisions: _____________________________________________

          Other terms: _________________________________________________________

First Closing Date: ____________________________________________________________

Closing Location: ______________________________________________________________

Specified Funds for Payment of Purchase Price: _________________________________

Address for Notices per Section 10: ____________________________________________

Name of Underwriter to act per Section 11: _____________________________________

                                                                       EXHIBIT I


          1. They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the Rules and Regulations.

          2. In their opinion, the financial statements and any schedules audited by them and included or incorporated by reference in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder. They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited financial statements included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus.

          3. On the basis of procedures referred to in such letter, including a reading of the minutes and the latest available interim financial statements of the Company and inquiries of officials of the Company responsible for financial and accounting matters, nothing caused them to believe that:

          (A) Any material modifications should be made to the unaudited financial statements, if any, included or incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

          (B) the unaudited financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission thereunder;

          (C) the unaudited pro forma condensed consolidated financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

          (D) at the date of the latest available internal balance sheet of the Company and at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the capital stock (other than from stock issued under employee benefit and stock option plans), or any increase in long-term debt (other than from currency fluctuations and normal repurchases of long-term debt for sinking fund purposes and scheduled repayments) of the Company and its subsidiaries consolidated or any decrease in consolidated net current assets or net assets (excluding any decrease in net assets as a result of the declaration by the Company of regular quarterly dividends on its preferred stock and Common Stock) as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in all cases for changes, increases or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter; or

          (E) for the period from the date of the latest income statement included or incorporated by reference in the Prospectus to the date of the latest available internal income statement of the Company, there was any decrease, as compared with the corresponding period of the previous year in consolidated revenues or in the total or per share amounts of income before extraordinary items or of net income, except in all cases for changes or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter.

          4. In addition to their audit referred to in their reports included or incorporated by reference in the Registration Statement and Prospectus and the procedures referred to in (3) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain specified dollar amounts, percentages and other financial information (in each case to the extent that such dollar amounts, percentages and other financial information are derived, directly or by analysis or computation, from the general accounting records of the Company and its subsidiaries) that are included or incorporated by reference in the Prospectus and appear in the Prospectus or incorporated documents and have found such dollar amounts, percentages and financial information to be in agreement with the general accounting records of the Company and its subsidiaries.

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